SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)

             of the Securities Exchange Act of 1934 (Amendment No.)



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential for use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[X] Definitive Information Statement

                            HOUSTON OPERATING COMPANY

                       ----------------------------------

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4) Proposed maximum aggregate value of transaction: N/A

     (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

                            HOUSTON OPERATING COMPANY

                     67 Federal Road, Building A, Suite 300

                              Brookfield, CT 06804

                              INFORMATION STATEMENT
                        WE ARE NOT ASKING YOU FOR A PROXY
                   AND YOU ARE NOT REQUESTED TO SEND A PROXY.

TO ALL STOCKHOLDERS:

     This Information Statement is first being mailed on or about March 24, 2005 to the holders of record of the common stock of Houston Operating Company ("we", "us" or the "Company") as of the close of business on January 19, 2005 (the "Record Date"). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding common stock, dated February 16, 2005 (the "Written Consent").

     The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to the Stockholders of the Company, the following:

     (1) An Amendment and Restatement of the Certificate of Incorporation (the "Amendment") to change our name to NetFabric, Inc., or such other similar name as may be available, and to increase the number of authorized shares from 50 million to 100 million shares of common stock, par value $.001;

     (2) An Amendment and Restatement of the By-Laws of the Company in order to update them (the "New Bylaws"); and

     (3) To adopt the Company's 2005 Stock Option and Grant Plan (the "Plan").

     The Written Consent constitutes the consent of a majority of the total number of shares of outstanding common stock and is sufficient under the Delaware General Corporation Law and the Company's By-Laws to approve the Amendment, the Plan and the New By-Laws. Accordingly, the Amendment, the Plan and the New By-Laws proposals shall not be submitted to the Company's other stockholders for a vote.

         This Information Statement is being furnished to you to provide you with material information concerning the actions taken by Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the Delaware General Corporation Law of the action taken by written consent.

     Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct Melissa Marr, by writing to the Company at 67 Federal Road, Building A, Suite 300, Brookfield, CT 06804.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



Date: March 22, 200

                                       Jeff Robinson,
                                       Chairman of the Board of
                                       Directors, President and CEO

                                  INTRODUCTION


     This information statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's common stock of proposals (the "Proposals") to approve the Amendment, the Plan and adopt to the New By-Laws.

     The Board of Directors believes that it is advisable and in the best interests of the Company to change the name of the Company to reflect its new business of developing and selling a family of Internet Protocol ("IP") appliances, and related software and services, that simplify the incorporation of any telephone system into a company's IP infrastructure while reducing the cost of telephone calls. Along with this, the Board believes it is in the best interests of the Company to increase the authorized number of shares to enable additional equity financings and stock based acquisitions that may occur in the future. The Board of Directors also believes it is in the best interests of the Company to update the Company's By-Laws. Finally the Board of Directors believes it is in the best interests of the Company to approve the Plan thereby giving employees incentives to improve work productivity for the benefit of the Company.

     This information statement is being first sent to stockholders on or about March 24, 2005. The Company anticipates that the amendment will become effective on or about April 15, 2005.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Proposals require the approval of a majority of the outstanding shares of common stock. Each holder of common stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on the Record Date, the day in which the Board of Directors of the Company adopted the resolution setting forth and recommending the Proposals. As of the Record Date, the Company had 35,652,204 shares of common stock issued and outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the common stock is Securities Transfer Corporation. The transfer agent's address and phone is 2591 Dallas Parkway Suite 102, Frisco, TX 75034, (469) 633-0101 (ext. 3).

MEETING NOT REQUIRED

     The Proposals were approved by the Written Consent. No further vote is required to approve the Proposals. The Amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Delaware, which will occur promptly following the 21st day after the mailing of this Information Statement to the stockholders of the Company. The other Proposals will become effective following the 21st day after mailing of this Information Statement.

FURNISHING INFORMATION

     This information statement is being furnished to all holders of common stock of the Company. The Form 10-KSB for the year ending December 31, 2003 and all subsequent filings may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the EDGAR Archives and are incorporated herein by reference. The Company is presently current in the filing of all reports required to be filed by it.

DISSENTERS RIGHTS OFAPPRAISAL

     There are no dissenter's rights of appraisal applicable to this action to change the name of the Company.

PROPOSALS BY SECURITY HOLDERS

     No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 7, 2005 each person known by us to be the beneficial owner of five percent or more of the Company's common stock, all directors and officers individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.


Name and Address of Beneficial Owner           Amount of Beneficial Ownership         Percentage of Class
-----------------------------------------------------------------------------------------------------------

Jeffrey Robinson                                     14,832,476(1)                        40.47%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300


                                       4


Brookfield, CT  06804

Fred Nazem                                           14,832,477(1)                        40.47%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804


Walter Carozza                                          824,026(2)                         2.20%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Philip Barak                                            247,208(3)                         0.67%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Victoria Desidero                                        98,883(4)                         0.27%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Madelyn M. DeMatteo                                      15.625(5)                         0.04%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Charlotte G. Denenberg                                   15.625(5)                         0.04%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Richard F. Howard                                        15.625(5)                         0.04%
c/o NetFabric Corporation
67 Federal Road
Building A, Suite 300
Brookfield, CT  06804

Macrocom Investors, LLC                               2,750,000(6)                         7.50%
1365 York Avenue, 28B
New York, NY  10021

ALL DIRECTORS AND OFFICERS AS A GROUP                16,152,594(7)                        43.82%


                                       5


----------
(1) Includes 6,592,212 shares held by the Fred F. Nazem Children's Trust, whose trustees are Alexander Nazem, Farhad Nazem and Sohelya Gharib. Fred Nazem disclaims beneficial ownership of these securities.

(2) Includes 494,416 options at $0.152/share and 164,805 warrants at $0.152/share.

(3) Includes 247,208 options at $0.152/share.

(4) Includes 98,883 options at $0.152/share.

(5) Includes 15,625 options at $1.80 per share.

(6) Includes 1,000,000 shares held by Littlehampton Investments LLC, and 250,000 shares held by Michael Millon.

(7) Does not include shares held by the Fred F. Nazem Children's Trust, or by Fred Nazem who resigned as the Chairman of the Board and the CEO of NetFabric effective November 30, 2004.


     There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.


                                   PROPOSAL 1

                            TO AMEND AND RESTATE THE
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has determined that it would be in the best interests of the Company to change the name of the Company from Houston Operating Company to NetFabric, Inc. to reflect its new business of developing and selling a family of IP appliances, and related software and services, that simplify the incorporation of any telephone system into a company's IP infrastructure while reducing the cost of telephone calls. The Board of Directors has also determined that it would be in the best interests of the Company to increase the number of authorized shares of common stock from 50 million to 100 million shares of common stock, par value, $0.001. The proposed Amendment is attached hereto as Exhibit A.

REASONS FOR THE PROPOSAL

     On December 9, 2004, the Company changed its business purpose to one of developing and selling a family of IP appliances, and related software and services, that simplify the incorporation of any telephone system into a company's IP infrastructure while reducing the cost of telephone calls. In order to more accurately reflect the Company's new business purpose, the Board of

Directors decided that it was in the best interests of the Company to change its name from Houston Operating Company to NetFabric, Inc..

     The increase in the number of authorized shares would provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financings and stock based acquisitions that may occur in the future. Having a substantial number of authorized, but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of common stock by existing stockholders.

         It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. When issued, the additional shares of common stock authorized by the Amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

                                   PROPOSAL 2

                             AMENDMENT TO THE BYLAWS

     The Board of Directors has determined that it would be in the best interests of the Company to approve an Amendment and Restatement of the Company's By-Laws

REASONS FOR THE PROPOSAL

     The reason for the Amendment and Restatement of the By-Laws of the Company is in order to update them. The proposed New By-Laws are attached hereto as Exhibit B.

     The changes between the New By-Laws and existing By-Laws substantially relate to removing typographical and grammatical errors in the existing By-Laws and to put in a specific timeframe for stockholders to submit proposals to be considered at the Annual Meeting of Stockholders.

                                   PROPOSAL 3

                      THE 2005 STOCK OPTION AND GRANT PLAN

     On March 3, 2005, the Board of Directors adopted the Plan, subject to the receipt of stockholder approval of the Plan. The Written Consent provides the necessary stockholder approval of the Plan. The Plan will become effective on the 21st day following the mailing of this Information Statement to the Company's stockholders. Following is a summary of the material provisions of the Plan. References are made to the full text of the Plan, which is attached hereto as Exhibit C. The Company was also obligated to adopt the Plan in connection with the acquisition of NetFabric Corporation. The Plan is necessary in order to cover the options previously granted by NetFabric and subsequently assumed by the Company.

SUMMARY DESCRIPTION OF THE PLAN

     PURPOSE. The name of the Plan is the NetFabric Corporation 2005 Stock Option and Grant Plan. The purpose of the Plan is to encourage and enable the employees, directors and consultants of the Company, and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.

     ADMINISTRATION. The Plan shall be administered by the Board or a Board-appointed committee consisting of not less than two (2) directors (the "Committee"). If and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Committee the provisions regarding (a) "nonemployee directors" as contemplated by Rule 16b-3(b)(3) of the Exchange Act; (ii) "outside directors" as contemplated by
Section 162(m) of the Code; and (iii) "independent directors" as contemplated by NASD Rule 4200(a)(15). Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. The Committee has the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the Plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the Plan.

     ELIGIBILITY. Awards may be granted to employees, directors and consultants (including prospective employees, directors and consultants to whom awards are granted in connection with written offers of employment or other service relationship with the Company or its subsidiaries) of the Company and its subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its subsidiaries as are selected from time to time by the Committee in its sole discretion;

     STOCK ISSUEABLE. The maximum aggregate number of shares of stock reserved and available for issuance under the Plan shall be 9,000,000 of the shares of common stock of the Company. The shares of stock underlying any awards which are forfeited, canceled, satisfied without the issuance of stock or otherwise terminated (other than by exercise) shall be added back to the shares of stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized, but unissued shares of stock or shares of stock reacquired by the Company and held in its treasury.

     VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which restricted stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of the Restricted Stock Award granted to the grantee and any shares of Restricted Stock acquired upon the exercise thereof.

     TRANSFERABILITY. The Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable, except by will or the laws of descent and distribution, and that only the participant may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

     STOCK OPTIONS. Any stock option granted under the Plan shall be pursuant to an option agreement, which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences services with the Company or its subsidiaries, with an exercise price determined as of such date in accordance with the Plan. Non-Qualified Stock Options may be granted to employees, directors, and consultants of the Company or its subsidiaries. To the extent that any option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board. In addition, in the event of a Transaction, all Awards of any kind granted under the Plan, shall immediately vest at least ten (10) days prior to the effectiveness of a Transaction, subject to the Transaction closing.

     BOARD NON-QUALIFIED STOCK OPTIONS. (i) Initial Grant. Upon a Board member who is not an employee joining the Board, such member shall receive a grant of Stock Options to purchase 125,000 shares of Stock with an exercise price equal to the Fair Market Value on the date of grant. The Option shall vest 15,625 on the date of grant and 15,625 shares every three months thereafter for as long as the Board member is still a member of the Board as of such date. The Option shall have a term of ten years. (ii) Bi-Annual Grant. Every Board member who is not an employee shall be entitled to a bi-annual grant of Stock Options to purchase 125,000 Shares on the two year anniversary of the Initial Grant Date and for every two year anniversary of such date thereafter for as long as the member is a member of the Board. The Options shall vest 15,625 on the date of grant and 15,625 shares every three months thereafter. The Options shall have a term of ten years. The exercise price shall be the Fair Market Value on the date of grant.

     AMENDMENTS AND TERMINATION. The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding awards without the holder's consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of stock for which awards granted under this Plan may be issued (except by operation of Section 3(b) of the Plan); (b) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule, listing requirement, or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding award unless expressly provided hereunder or as determined by the Board. Nothing here shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c) of the Plan. The Plan shall continue in effect until the earlier of: (i) ten (10) years after the Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed. Notwithstanding the foregoing, the Board shall consider the impact of Section 409A of the Code on any termination or amendment of the Plan.

     FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

     NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the Plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The Company will not be entitled to any further deduction at that time.

     INCENTIVE STOCK OPTIONS. An employee who is granted an incentive stock option under the Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three (3) months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is held for at least: (a) two (2) years from the date of grant of the option, and (b) one year from the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee's death. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

     RESTRICTED STOCK AWARDS. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The Company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

     If a participant makes an election pursuant to Section 83(b) of the Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the fair market value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

                                 REQUIRED VOTES

     The Amendment, the Bylaws and Plan were approved pursuant to the Written Consent. No further vote is required to approve the Plan or Bylaws. The Amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Delaware, which will occur promptly following the 21st day after the mailing of this Information Statement to the stockholders of the Company.

VOTES OBTAINED

     The following individuals own the number of shares and percentages set forth opposite their names and executed the Written Consent:

        Jeffrey Robinson                         14,832,476             40.47%
        Fred Nazem                                8,152,265             22.48%
        Fred F. Nazem Children's Trust            6,592,212             17.99%
        Walter Carozza                              164,805               .45%
                                                 ----------             ------
        Total                                    29,741,758             81.39%


INTEREST OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION OF THE PLAN

     No officer or director will receive any direct or indirect benefit from the proposed Company's Amendment, Bylaws and Plan, except that Mr. Carozza has 494,416 options under the Plan. Mr. Robinson is eligible to participate in the Plan.

                                      By Order of the Board of Directors


                                      Jeff Robinson, Chairman of the Board of
                                      Directors, President and CEO

                                    EXHIBIT A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            HOUSTON OPERATING COMPANY


                                    ARTICLE I

                               NAME OF CORPORATION

     The name of the Corporation is Netfabric, Inc., (hereinafter, the "Corporation"). The Corporation's original Certificate of Incorporation was filed on August 31, 1989 under the name Houston Operating Company. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with
Section 245 of the General Corporation Law of the State of Delaware (the
"DGCL").

                                   ARTICLE II

                       REGISTERED OFFICE; REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at that address is Corporation Service Company.

                                  ARTICLE III

                           PURPOSE; TERM OF EXISTENCE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware. The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV

                                  CAPITAL STOCK

     SECTION A. The amount of total authorized capital stock of this Corporation shall be One Hundred Ten Million shares, divided as follows: (i) One Hundred Million shares of Common Stock, with $0.001 par value (the "Common Stock"), and
(ii) Ten Million shares of Preferred Stock (the "Preferred Stock").

     SECTION B. The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the full authority to determine and state the designations and the relative rights (including, if any, par value, conversion rights, participation rights, voting rights, dividend rights, and stated, redemption and liquidation values), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of such series. All shares of Preferred Stock of the same series shall be identical with each other in all respects, except will respect to the right to receive dividends which may vary depending on the date of purchase.

                                    ARTICLE V

                                    DIRECTORS

     SECTION A. NUMBER; TERM

     The maximum number of directors shall be defined by the Board of Directors in accordance with the Bylaws and the minimum number of directors shall be three.

     SECTION B. QUALIFICATIONS

     Directors need not be stockholders of the Corporation.

     SECTION C. VACANCIES

     Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by the DGCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, or removal shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the director's term. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION D. BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

     SECTION E. LIMITED LIABILITY

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this section by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE VI

                          PROVISIONS FOR REGULATIONS OF
               BUSINESS AND CONDUCT OF AFFAIRS OF THE CORPORATION

     SECTION A. MEETINGS

     Meetings of the stockholders and the directors of this Corporation may be held either within or without the State of Delaware, and at such place as the Bylaws shall provide or, in default of such provisions, at such place as the Board of Directors shall designate.

     SECTION B. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Corporation shall, to the fullest extent permitted by the provisions of
Section 145 of the DGCL, as the same may be amended and supplemented, indemnify each person who is or was a director, officer, manager, or employee of the Corporation, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he is serving or served in any capacity at the request of the Corporation, from and against any and all liability and reasonable expense, as and when incurred, that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, manager, or employee of the Corporation or of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer, manager, or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided that a determination is made by the Corporation in accordance with Delaware law that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation or at least not opposed to the best interests of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, as the case may be, and, in addition, in any criminal action or proceedings, had reasonable cause to believe his conduct was lawful or no reasonable cause to believe that his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described in the previous sentence. Notwithstanding the foregoing, there shall be no indemnification (a) as to amounts paid or payable to the Corporation or such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, as the case may be, for or based upon the director, officer or employee having gained in fact any personal profit or advantage to which he was not legally entitled; (b) as to amounts paid or payable to the Corporation for an accounting of profits in fact made from the purchase or sale of securities of the corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Delaware or of the United States of America whether as a matter of public policy or pursuant to statutory provisions.


     IN WITNESS WHEREOF, Netfabric, Inc. has caused this Amended and Restated Certificate of Incorporation to be duly executed by its duly authorized officer this 14th day of April, 2005.


                                         /s/  Phil Barak
                                         ------------------------------------
                                         Phil Barak
                                         Secretary

                                    EXHIBIT B

                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                                 NETFABRIC, INC.


                                    ARTICLE I

                                  CAPITAL STOCK
                                  -------------

     Section 1.1 Classes of Stock. The capital stock of the corporation shall consist of shares of such kinds and classes, with such designations and such relative rights, preferences, qualifications, limitations and restrictions, including voting rights, and for such consideration as shall be stated in or determined in accordance with t e Amended and Restated Certificate of Incorporation and any amendment or amendments thereof, or the Delaware General Corporation Law (the "DGCL"). Consistent with the DGCL, capital stock of the corporation owned by the corporation may be referred to and accounted for as treasury stock.

     Section 1.2 Certificates for Shares. All share certificates shall be consecutively numbered as issued and shall be signed by the president or a vice president and the corporate secretary or any assistant secretary of the corporation.

     Section 1.3 Transfer of Shares. The shares of the capital stock of the corporation shall be transferred only on the books of the corporation by the holder thereof, or by his attorney-in-fact, upon the surrender and cancellation of the stock certificate, whereupon a new certificate shall be issued to the transferee. The transfer and assignment of such shares of stock shall be subject to the laws of the State of Delaware. The Board of Directors shall have the right to appoint and employ one or more stock registrars and/or transfer agents in the State of Delaware or in any other state.

                                   ARTICLE II

                                  STOCKHOLDERS
                                  ------------

     Section 2.1 Annual Meetings. The regular annual meeting of the stockholders of the corporation shall be held on such date within a reasonable interval after the close of the corporation's last fiscal year as may be designated from time to time by the Board of Directors, for the election of the directors of the corporation, and for the transaction of such other business as is authorized or required to be transacted by the stockholders.

     Section 2.2 Special Meetings. Special meetings of the stockholders may be called by the Board of Directors or upon the request to the president of the Corporation by holders of not less than 25% of all of the outstanding shares of the corporation entitled to vote at a stockholders meeting.

     Section 2.3 Time and Place of Meetings. All meetings of the stockholders shall be held at the principal office of the corporation or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the Board of Directors.

     Section 2.4 Notice of Stockholders. Notice of Stockholders shall be mailed or delivered to stockholders not less than ten (10) nor more than sixty
(60) days before the date of the meeting. No business may be transacted at an Annual Meeting of Stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof),
(b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.4 of this Article Two and on the record date for the determination of stockholders entitled to vote at such Annual Meeting, and (ii) who complied with the notice procedures set forth in this
Section 2.4 of this Article Two.

     In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred and twenty
(120) days prior to the anniversary date of the immediately preceding the Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting for the purpose of electing directors commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholders, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal, and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

     If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     Section 2.5 Quorum Requirements for Stockholder Meetings. A majority of the shares entitled to vote present, in person or represented by proxy, shall constitute a quorum for the transactions of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. When a quorum is present at any meeting, a majority in interest of the stock there represented shall decide any question brought before such meeting, unless the question is one upon which, by express provision of this corporation's certificate of incorporation or Bylaws, or by the laws of Delaware, a larger or different vote is required, in which case such express provision shall govern the decision or such question.

     Section 2.6 Voting and Proxies. Every stockholder entitled to vote at a meeting may do so either in person or by proxy appointment made by an instrument in writing subscribed by such stockholder which proxy shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of three (3) years from the date of its execution, unless the said instrument expressly provides for a longer period.

     Section 2.7 Written Consent of Stockholders. Any action required or permitted to be taken by the holders of the issued and outstanding stock of the Corporation at an annual or special meeting of stockholders duly called and held in accordance with law, the Certificate of Incorporation of the corporation and these By-Laws, may in lieu of such meeting, be taken by the consent in writing executed by stockholders holding the number of shares necessary to approve such action.

                                   ARTICLE III

                                    DIRECTORS
                                    ---------

     Section 3.1 Number and Terms of Office. The business of the corporation shall be controlled and managed in accordance with the DGCL by a Board of up to five directors. The number of directors to be fixed from time to time by resolution adopted by a majority of the Board of Directors then in office. Directors need not be stockholders or residents of this State, but must be of legal age. They shall be elected by a plurality of the votes cast at the annual meetings of the stockholders or at a special meeting of the stockholders called for that purpose. Each director shall hold office until the expiration of the term for which he is elected, and thereafter until his successor has been elected and qualified.

     Section 3.2 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate of Incorporation, including the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section
3.2 of this Article Three and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.2 of this Article Three.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.2 of this Article Three, except as may be otherwise provided in the Certificate of Incorporation of the Corporation. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section 3.3 Employee Directors. An employee director, other than the chief executive officer, shall immediately resign from the Board of Directors at the time of any reduction in responsibility or upon termination of employment for whatever reason, unless the Board of Directors determines otherwise. A director who was chief executive officer of the corporation and whose employment was terminated for whatever reason, other than retirement, shall resign immediately from the Board of Directors upon such termination, unless the Board of Directors determines otherwise.

     Section 3.4 Meetings. The annual meeting of the Board of Directors shall be held immediately after the adjournment of the annual meeting of the stockholders, at which time the: (i) officers of the corporation shall be elected, (ii) the membership of committees of the Board of Directors shall be elected and (iii) the election of the Chairman of the Board of Directors and any other Board positions. The Board may also designate more frequent intervals for regular meetings. Special meetings may be called at any time by the chairman of the Board, chief executive officer, president, or any director. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such a meeting.

     Section 3.5 Notice of Directors' Meetings. The annual and all regular Board meetings may be held without specific prior notice of the date, time, place or purpose of the meeting, as long as such dates have been previously established. Special meetings shall be held upon notice sent by any usual means of communication not less than twenty-four (24) hours before the meeting noting the date, time and place of the meeting. The notice need not describe the purposes of the special meeting. Attendance by a director at a meeting or subsequent execution or approval by a director of the minutes of a meeting shall constitute a waiver of any defects in notice of such meeting.

     Section 3.6 Quorum and Vote. The presence of a majority of the directors shall constitute a quorum for the transaction of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed thirty (30) days in any one adjournment. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the vote of a greater number is required by the Certificate of Incorporation, these Bylaws, or by the laws of Delaware.

     Section 3.7 Committees of the Board of Directors . The Board of Directors, by a resolution adopted by a majority if its members, may designate an executive committee, an audit committee, and other committees, and may delegate to such committee or committees any and all such authority as it deems desirable.

     Section 3.8 Removal of Directors. Any or all of the directors may be removed at any time for "cause" by the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Cause for purposes of these Bylaws shall be: (i) any fraudulent or dishonest act or activity by the director; or (ii) behavior materially detrimental to the business of the Corporation.

     Section 3.9 Chairman of the Board. The chairman of the Board shall be chosen from among the directors and shall preside at all meetings of the Board of Directors and stockholders. He shall confer from time to time with members of the Board and the officers of the corporation and shall perform such other duties as may be assigned to him by the Board. Except where by law the signature of the president is required, the chairman of the Board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the Board of Directors.

     Section 3.10 Time and Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the corporation, or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the Board of Directors.

     Section 3.11 Vacancies. Except as otherwise provided in the Certificate of Incorporation or in the following paragraph, vacancies occurring in the membership of the Board of Directors, from whatever cause arising may be filled by vote of a majority of the remaining directors, although less than a quorum is present, or such vacancies may be filled by the shareholders.

     Section 3.12 Action by Written Consent of Directors. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of the committee consent in writing to the adoption of resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or of the committee shall be filed with the minutes of the proceedings of the Board or committee, and such action shall be as valid and effective as any action taken at a regular or special meeting of the directors.

     Section 3.13 Dividends. The Board of Directors may declare dividends from time to time upon the capital stock of the Corporation in accordance with the DGCL.

     Section 3.14 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

     Section 4.1 Election and Term of Office. The officers of the corporation shall be elected by the Board of Directors at the regular annual meeting of the Board, unless the Board shall otherwise determine, and may consist of a chief executive officer, chief operating officer, president, one or more vice presidents (any one or more of whom may be designated "corporate," "executive," "senior," "group" or other functionally described vice president), a corporate secretary, a chief financial officer, a treasurer and one or more assistant secretaries and assistant treasurers. Each officer shall continue in office until his successor shall have been duly elected and qualified or until removed in the manner hereinafter provided. Vacancies occasioned by any cause in any one or more of such offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board.

     Section 4.2 Chief Executive Officer. The Board may designate a chief executive officer, who shall be the most senior officer of the Company, and report directly to the Board of Directors. The chief executive officer shall have the full authority to operate the Company on a day-to-day basis subject to the supervision of the Board of Directors. All officers of the Company shall be subject to the authority of the chief executive officer.

     Section 4.3 The President. The president and his duties shall be subject to the control of the Board of Directors, except, if someone has been designated chief executive officer, in such event, the president shall be subject to the control of the chief executive officer. The president shall have the power to sign and execute all deeds, mortgages, bonds, contracts and other instruments of the corporation as authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly designated by the Board of Directors or by these bylaws to some other officer, official or agent of the corporation. The president shall perform all duties incident to the office of president and such other duties as are properly required of him by the bylaws.

     Section 4.4 The Vice Presidents. The vice presidents shall possess the same power as the president to sign all certificates, contracts and other instruments of the corporation which may be authorized by the Board of Directors, except where by law the signature of the president is required. All vice presidents shall perform such duties as may from time to time be assigned to them by the

Board of Directors, the chairman of the board, the chief executive officer or the president, as applicable.

     Section 4.5 The Corporate Secretary. The corporate secretary of the corporation shall:

          (a) Keep the minutes of the meetings of the stockholders and the Board of Directors in books provided for that purpose.

          (b) See that all notices are duly given in accordance with the provisions of these bylaws and as required by law.

          (c) Be custodian of the records and of the seal of the corporation and see that the seal is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws.

          (d) Keep a register of the post office address of each stockholder, which shall be furnished to the corporate secretary at his request by such stockholder, and make all proper changes in such register, retaining and filing his authority for all such entries.

          (e) See that the books, reports, statements, certificates and all other documents and records required by law are properly kept, filed and authenticated.

          (f) In general, perform all duties incident to the office of corporate secretary and such other duties as may from time to time be assigned to him by the Board of Directors.

          (g) In case of absence or disability of the corporate secretary, the assistant secretaries, in the order designated by the chief executive officer, shall perform the duties of corporate secretary.

     Section 4.6 The Treasurer. The treasurer of the corporation shall:

          (a) Give bond for the faithful discharge of his duties if required by the Board of Directors.

          (b) Have the charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws.

          (c) At all reasonable times, exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation a majority of whose stock is owned by the corporation, to any of the directors of the corporation upon application during business hours at the office of this corporation or such other corporation where such books and records are kept.

          (d) Render a statement of the conditions of the finances of the corporation at all regular meetings of the Board of Directors, and a full financial report at the annual meeting of the stockholders, if called upon so to do.

          (e) Receive and give receipts for monies due and payable to the corporation from any source whatsoever.

          (f) In general, perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the Board of Directors.

          (g) In case of absence or disability of the treasurer, the assistant treasurers, in the order designated by the chief executive officer, shall perform the duties of treasurer.

     Section 4.7 Chief Operating Officer. The Board of Directors shall designate the authority and duties of the chief operating officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the chief executive officer.

     Section 4.8 Chief Financial Officer. The Board of Directors shall designate the authority and duties of the chief financial officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the chief executive officer.

                                    ARTICLE V

                                 CORPORATE SEAL
                                 --------------

     The corporate seal of the corporation shall be a round, metal disc with the words "Netfabric, Inc." around the outer margin thereof, and the words "Incorporated , 1989", in the center thereof, so mounted that it may be used to impress words in raised letters upon paper.

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

     Section 6.1 Indemnification. The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, indemnify each person who is or was a director, officer, manager or employee of the corporation, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he is serving or served in any capacity at the request of the corporation, from and against any and all, liability and reasonable expense, as and when incurred, that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation or such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, manager or employee of the corporation or of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer, manager or employee, whether or not he continues to be such at the time such liability or expense is incurred, to the fullest extent permitted by the DGCL as the same now exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than the DGCL permitted the corporation to provide prior to such amendment).

     Any indemnification pursuant to this Article Six shall be (unless ordered by a court) paid by the corporation within sixty (60) days of such request, unless the corporation shall have determined by (a) the Board of Directors, acting by a quorum consisting of directors who are not parties to or who have been wholly successful with respect to such claim, action, suit or proceeding,
(b) outside legal counsel engaged by the corporation (who may be regular counsel of the corporation) and who delivers to the corporation its written opinion, or
(c) a court of competent jurisdiction, that indemnification is not proper under the circumstances because such person has not met the necessary standard of conduct in accordance with DGCL; provided, however, that following a Change in Control of the Corporation, with respect to all matters thereafter arising out of acts, omissions or events prior to the Change in Control of the Corporation concerning the rights of any person seeking indemnification hereunder, such determination shall be made by special independent counsel selected by such person and approved by the corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five years preceding its engagement to render such opinion for such person or for the corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the corporation (whether or not they were affiliates when services were so performed) ("Independent Counsel"). Unless such person has theretofore selected Independent Counsel pursuant to this Article Six, Section 6.1 and such Independent Counsel has been approved by the corporation, legal counsel approved by a resolution or resolutions of the Board of Directors prior to a Change in Control of the Corporation shall be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect; provided that such independent counsel shall find that the standard for indemnification has been met by such person unless indemnification is clearly precluded under these Bylaws or the DGCL. The corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article Seven or its engagement pursuant hereto.

     For purposes of this Article Six, a "Change in Control of the Corporation" shall be deemed to have occurred upon the first to occur of the following events:

               (ii) any "person," as such term is used in Sections 13 (d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the corporation or any subsidiary of the corporation, or any corporation owned, directly or indirectly, by the stockholders of the corporation in substantially the same proportions as their ownership of stock of the corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the corporation representing 30 percent or more of the combined voting power of the corporation's then outstanding securities;

               (iii) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the corporation to effect a transaction described in subsection (i), (iii) or (iv) of this Section 6.1) whose election by the Board of Directors or nomination for election by the corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

               (iv) the stockholders of the corporation approve a merger or consolidation of the corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the corporation (or similar transaction) in which no person acquires 50 percent or more of the combined voting power of the corporation's then outstanding securities; or

               (v) the stockholders of the corporation approve a plan of complete liquidation of the corporation or an agreement for the sale or disposition by the corporation of all or substantially all of the corporation's assets.

      Section 6.2 Expenses. Expenses, including reasonable attorneys' fees, incurred by a person referred to in Section 6.1 of this Article Six in defending, investigating or otherwise being involved in a proceeding shall be paid by the corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

     Section 6.3 Right of Claimant to Bring Suit. If a claim for indemnification is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation or if expenses pursuant to Section
6.2 hereof have not been advanced within ten (10) days after a written request for such advancement accompanied by the Undertaking has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. (If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim.) It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the corporation to indemnify the claimant for the amount claimed. After a Change in Control, the burden of proving such defense shall be on the corporation, and any determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the DGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

       Section 6.4 Non-Exclusivity of Rights. The rights conferred on any person by this article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement vote of stockholders or disinterested directors or otherwise. The Board of Directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

     Section 6.5 Insurance. The corporation may purchase and maintain insurance to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expenses, liabilities or losses, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL.

     Section 6.6 Enforceability. The provisions of this Article Six shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. This Article Six shall be deemed to grant each person who, at any time that this Article Six is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder rights against the corporation to enforce the provisions of this Article Six, and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions, circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this article with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

     Section 6.7 Severability. If this Article Six or any portion hereof shall invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article Six that shall not have been invalidated and to the full extent permitted by applicable law.

                                   ARTICLE VII

                                   AMENDMENTS
                                   ----------

     Section 7.1 By Shareholders. These by-laws may be amended at any meeting of shareholders by vote of the shareholders holding a majority of the outstanding stock entitled to vote, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

     Section 7.2 By Directors. The Board of Directors may from time to time by the vote of a majority of the directors then in office make, adopt, amend, supplement or repeal by-laws (including by-laws adopted by the shareholders of the Corporation), but the shareholders of the Corporation may from time to time specify provisions of the by-laws that may not be amended or repealed by the Board of Directors.

                                  CERTIFICATION

         I hereby certify that these Bylaws were adopted by the Board of Directors on January 19, 2005 and approved by the majority of the shareholders effective as of April 15, 2005.

                                         /s/ Phil Barak
                                         -----------------------------------
                                         Name: Phil Barak
                                         Title: Corporate Secretary

                                    EXHIBIT C


                                 NETFABRIC, INC.

                        2005 STOCK OPTION AND GRANT PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN, DEFINITIONS

     The name of the plan is the NetFabric, Inc. 2005 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the employees, directors and Consultants (as defined below) of NetFabric, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with and further the interests of the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Act of 1933, as amended.

     "Award" or "Awards" shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the foregoing.

     "Board" means the Board of Directors of the Company or its successor entity.

     "Code" means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

     "Committee" has the meaning specified in Section 2.

     "Company" has the meaning specified in Section 1.

     "Consultant" means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Act if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.

     "Disability" has the meaning specified in Code Section 22(c)(3).

     "Effective Date" has the meaning specified in Section 13.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Over-the-Counter/Bulletin Board, National Market or SmallCap Market, or if the Stock is admitted to trading on a national securities exchange, the Fair Market Value on any date shall not be less than the last reported closing price for the Stock on such exchange or system, or
(ii) if no price can be determined under the preceding alternatives, the Fair Market Value of the Stock determined in good faith by the Committee, using any reasonable valuation method, without regard to any restriction other than a restriction which, by its terms will never lapse. If the relevant date does not fall on a day on which the Stock has traded on NASDAQ or on a national securities exchange or market, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422(b) of the Code.

     "Initial Grant Date" means the date that a Board Member was initially granted options under Section 5(d)(i).

     "Non-Qualified Stock Option" means any Stock Option that is not designated as an Incentive Stock Option or which does not qualify as an Incentive Stock Option.

     "Option" or "Stock Option" means any right to purchase shares of Stock granted pursuant to Section 5.

     "Option Agreement" means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of the Option granted to the grantee and any shares of Stock acquired upon the exercise thereof. An Option Agreement may consist of a "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

     "Option Shares" means the shares of Stock which are issuable upon exercise of a Stock Option.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock or other interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Plan" has the meaning specified in Section 1.

     "Restricted Stock" has the meaning specified in Section 6(a).

     "Restricted Stock Agreement" means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of Restricted Stock Award granted to the grantee and any shares of Restricted Stock acquired upon the exercise thereof.

     "Restricted Stock Award" means any Awards of Restricted Stock hereunder.

     "Service Relationship" means the grantee's employment or service with the Company or its Subsidiaries, whether in the capacity of an employee, director or a Consultant. Unless otherwise determined by the Committee, a grantee's Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the grantee renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. Subject to the foregoing and
Section 9 below, the Company, in its discretion, shall determine whether the grantee's Service Relationship has terminated and the effective date of such termination. The Committee shall have the sole discretion to determine the reason for the termination of the grantee's Service Relationship.

     "Stock" means the common stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 3.

     "Subsidiary" means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     "Transaction" has the meaning specified in Section 3(c).

     "Unrestricted Stock" has the meaning specified in Section 7(a).

     "Unrestricted Stock Award" means any Award of Unrestricted Stock hereunder.

     "10% Owner Optionee" means an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(b) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary Corporation.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT GRANTEES AND
           ------------------------------------------------------------------
DETERMINE AWARDS
----------------

     (a) Administration of Plan. The Plan shall be administered by the Board or a Board-appointed committee consisting of not less than two (2) directors (the "Committee"). If and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Committee the provisions regarding (a) "nonemployee directors" as contemplated by Rule 16b-3(b)(3) of the Exchange Act; (ii) "outside directors" as contemplated by

Section 162(m) of the Code; and (iii) "independent directors" as contemplated by NASD Rule 4200(a)(15). All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee of the Board, as applicable). Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan; provided, however, after December 31, 2004, the Committee may only award or grant those Awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code. The Committee's power and authority shall include the power and authority:

          (i) to select the employees, directors and Consultants of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the type of Award to be granted which shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the forgoing, granted to any one or more grantees;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards; provided, however, that the Committee shall consider the impact of Section 409A of the Code on any modification;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

          (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

          (vii) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; provided, however, the Committee shall consider the impact of Section 409A of the Code on any extension; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company, the Company's stockholders and grantees.

     (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer, President and/or the Chief Financial Officer of the Company authority to designate the officers and employees to be issued Awards at Fair Market Value and to determine the number of Awards to be issued to those officers and employees; provided, however, (1) any delegation pursuant to this Section 2(c) shall comply with any applicable state or federal law; and (2) any designee shall have the authority to grant Awards to only those individuals who are not: (a) subject to the reporting and other provisions of Section 16 of the Exchange Act; (b) "covered employees" within the meaning of Section 162(m) of the Code; or (c) to the extent required by NASD Rule 4350(c), the Chief Executive Officer or any executive officer of the Company. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           ----------------------------------------------------

     (a) Stock Issuable. The maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 9,000,000 of shares of common stock of the Company. The foregoing share numbers are subject to adjustment as provided in Section 3(b). For purposes of this Section 3(a), the shares of Stock underlying any Awards which are forfeited, canceled, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized, but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in
(i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding

Awards under the Plan, and (iii) the exercise price of any Stock Option. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may either make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number.

     The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c) Mergers and Other Transactions. Upon the effectiveness of (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Parent or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, or (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity (in each case, a "Transaction"), unless provision is made in connection with the Transaction for the assumption of all outstanding Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above (an "Assumption"), this Plan and all outstanding Awards granted hereunder, except with respect to specific Awards as the Committee otherwise determines, shall terminate. In the event of such termination, each grantee shall be permitted to exercise for a period of at least ten (10) days prior to the anticipated effective date of the Transaction all outstanding Awards held by such grantee which are then vested and exercisable; provided, however, that the grantee may, but will not be required to, condition such exercise upon the effectiveness of the Transaction. Notwithstanding the foregoing, any outstanding Option that is either assumed or substituted for a new option in a corporate transaction within the meaning of Treasury Regulation ss. 1.424-1 shall comply with the requirements of Treasury Regulation ss. 1.424-1. The preceding sentence applies to both Incentive Stock Options and Non-Qualified Stock Options. In addition, in the event of a Transaction, all Awards, shall immediately vest at least ten (10) days prior to the effectiveness of a Transaction, subject to the Transaction closing.

     (d) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, any outstanding Awards issued under the Plan shall be terminated if not exercised prior to such event.

     (e) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or Consultants of another company in connection with a merger or consolidation of such company with the Company (or any Parent of the Company or any Subsidiary of the Company) or the acquisition by the Company (or any Parent of the Company or any Subsidiary of the Company) of property or stock of such company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Notwithstanding the foregoing, any outstanding stock option that is either assumed or substituted for a new Option in a corporate transaction within the meaning of Treasury Regulation ss. 1.424-1 shall comply with the requirements of Treasury Regulation ss. 1.424-1. The preceding sentence applies to both incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options.

SECTION 4. ELIGIBILITY
           -----------

     Awards may be granted to employees, directors and Consultants (including prospective employees, directors and Consultants to whom Awards are granted in connection with written offers of employment or other Service Relationship with the Company or its Subsidiaries) of the Company and its Subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5. STOCK OPTIONS
           -------------

     Any Stock Option granted under the Plan shall be pursuant to an Option Agreement, which shall be in such form as the Committee may from time to time approve. Option Agreements need not be identical.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences services with the Company or its Subsidiaries, with an exercise price determined as of such date in accordance with Section 5(a)(i) below. Non-Qualified Stock Options may be granted to employees, directors, and Consultants of the Company or its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

     (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, to the extent permitted by Section 2(b) and to the extent not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than one hundred percent (100%) of the Fair Market Value on the grant date in the case of Incentive Stock Options. If an Incentive Stock Option is granted to a 10% Owner Optionee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth above if the Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code and comply with
Section 409A of the Code.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. If an Incentive Stock Option is granted to a 10% Owner Optionee, the term of such Stock Option shall be no more than five (5) years from the grant date. In addition, with respect to Stock Options granted to employees, the Stock Option shall terminate: (x) upon the last day of their employment with the Company, in the event the employee voluntarily resigns from the Company, or (y) three months from the last day of employment with the Company, in the event the Company terminates the employee, the employee dies, the employee becomes disabled or the employee reaches the age of 62 and, with the consent of the Company, retires.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. A grantee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights which the record date is prior to the date such certificate is issued, expect as provided in Section 3(b).

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Payment of the exercise price may be made by one or more of the following methods to the extent provided in the Award agreement:

               (A) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the exercise price of such Option Shares;

               (B) if permitted by the Committee, (x) by having the Company withhold from the Option Shares having a Fair Market Value equal to the aggregate purchase price of the Option Shares, (y) through the delivery (or attestation to ownership) of shares of Stock that have been purchased by the grantee on the open market or that have been held by the grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, and (z) by the grantee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the grantee chooses such payment procedure, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (C) a combination of the payment methods set forth in clauses (A) and (B) above, if applicable.

          No certificates for Option Shares so purchased will be issued to the grantee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including, without limitation, obtaining from grantee payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price. If the grantee is paying the exercise price by delivery of previously owned shares of Stock by the attestation method set forth in clause (C)(y) above, the shares of Stock transferred to the grantee upon the exercise of the Stock Option shall be net of the number of the shares of Stock delivered.

     (b) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, except as otherwise provided in Treasury Regulation ss. 1.422-4(b)(4). If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the grantee may designate which portion shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

     (c) Non-transferability of Options. No Stock Option shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the grantee's lifetime, only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Option that the grantee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or to limited liability companies in which such family members are the only members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option Agreement.

     (d) Board Non-Qualified Stock Options.

          (i) Initial Grant. Upon a Board member who is not an employee joining the Board, such member shall receive a grant of Stock Options to purchase 125,000 shares of Stock with an exercise price equal to the Fair Market Value. The Option shall vest 15,625 shares on the date of grant and thereafter 15,625 shares every three months for as long as the Board member is a member of the Board as of such date. The Option shall have a term of ten years from the date of grant.

          (ii) Bi-Annual Grant. Every Board member who is not an employee shall be entitled to a bi-annual grant of Stock Options to purchase 125,000 Shares on the two year anniversary of the member's Initial Grant Date and every two year anniversary thereafter. The Options shall vest 15,625 or the date of grant and thereafter 15,625 shares every three months for as long as the Board member is a member of the Board. The Option shall have a term of ten years. The exercise price shall be the Fair Market Value.


SECTION 6. RESTRICTED STOCK AWARDS
           -----------------------

     (a) Nature of Restricted Stock Awards. To the extent permitted by Section 2(b), a Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), which purchase price shall be payable in cash. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

     (b) Rights as a Stockholder. Upon execution of the Restricted Stock Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement.

     (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement.

     (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock; provided, however, that any such payment, waiver, deferral or investment of dividends shall either comply with the applicable requirements of Section 409A of the Code, or not result in the deferral of compensation within the meaning of Section 409A of the Code.

SECTION 7. UNRESTRICTED STOCK AWARDS
           -------------------------

     (a) Grant or Sale of Unrestricted Stock. To the extent permitted by Section 2(b), The Committee may, in its sole discretion, grant or sell at par value or such greater purchase price determined by the Committee, an Unrestricted Stock Award to any grantee, pursuant to which such grantee may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     (b) Elections to Receive Unrestricted Stock in Lieu of Compensation. Upon the request of a grantee and with the consent of the Committee, such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis; provided, however, any such deferral shall either comply with the applicable requirements of Section 409A of the Code, or not result in the deferral of compensation within the meaning of
Section 409A of the Code.

     (c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. TAX WITHHOLDING
           ---------------

     (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. Notwithstanding the foregoing, with respect to any Award that is subject to
Section 409A of the Code, the Company may, to the extent permitted by Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA tax imposed on the Award (FICA Amount), and any related income tax at source imposed by Section 3401 of the Code on the FICA Amount.

     (b) Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, with respect to any Award that is subject to Section 409A of the Code, the Company may, to the extent permitted by Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA tax imposed on the Grant (FICA Amount), and any related income tax at source imposed by Section 3401 of the Code on the FICA Amount. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 9. LEAVE OF ABSENCE
           ----------------

     For purposes of the Plan, the following events shall not be deemed a termination of the Service Relationship:

     (a) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company; provided, however, the grantee's Service Relationship shall not be deemed to continue beyond the first 3 months of leave unless the grantee's right to return to service is provided by a statute or by contract; and

     (b) notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the grantee's Option Agreement or Restricted Stock Agreement.

SECTION 10. AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Stock for which Awards granted under this Plan may be issued (except by operation of Section 3(b)); (b) amend the Plan in any other manner which the

Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule, listing requirement, or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding Award unless expressly provided hereunder or as determined by the Board. Nothing in this Section 10 shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c). The Plan shall continue in effect until the earlier of: (i) ten (10) years after the Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed. Notwithstanding the foregoing, the Board shall consider the impact of Section 409A of the Code on any termination or amendment of the Plan.

SECTION 11. STATUS OF PLAN
            --------------

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS
            ------------------

     (a) No Distribution; Compliance with Legal Requirements. The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless: (a) a registration statement under the Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award, or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction and authority, if any, deemed by Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     (b) Delivery of Stock Certificates. Stock certificates issued under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements, including trusts, and such arrangements as may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or service with the Company or any Parent or Subsidiary of the Company or interfere in any way with the right of the Company or its Parent or Subsidiaries to terminate the grantee's employment or service at any time.

     (d) Conflict with Agreement, Notice. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Restricted Stock Agreement, Option Agreement or Notice of Grant of Stock Option, the terms and provisions of this Plan shall govern.

SECTION 13. EFFECTIVE DATE OF PLAN
            ----------------------

     (a) The Plan is effective on March 3, 2005 (the "Effective Date"), the date on which the Board adopted the Plan, subject to approval by the stockholders of the Company, if necessary, in the manner and within the time required under
Section 422(b)(2) of the Code. Any increase in the maximum aggregate number of shares of Stock issuable under the Plan pursuant to Section 3 shall be approved by stockholders of the Company within twelve (12) months of approval of such increase by the Board in accordance with applicable law; provided that no new shares of Stock associated with such increase may be issued hereunder prior to such approval. Subject to such approvals by the stockholders and to the requirement that no shares of Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 14. GOVERNING LAW
            -------------

     This Plan and all Awards and actions taken thereunder shall be governed by the laws of the State of Delaware, applied without regard to conflict of law principles thereof.


APPROVED BY THE BOARD OF DIRECTERS:         March 3, 2005
                                            -------------

APPROVED BY THE STOCKHOLDERS:               Effective as of April 15, 2005
                                            ------------------------------

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